Exhibit 31.4

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Sykes, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of SpringBig Holdings, Inc; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 5, 2025

By:	/s/ Paul Sykes
Name:	Paul Sykes
Title:	Chief Financial Officer
(principal financial officer)